UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2015

Ecrypt Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

De Joya Griffith, LLC:

(i) On March 16, 2015, we informed De Joya Griffith, LLC (“De Joya”) of their dismissal as our independent registered public accounting firm.

(ii) De Joya’s report on our financial statements for the years ended March 31, 2014 and 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii) Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv) Through the periods covered by the financial audit for the years ended March 31, 2014 and 2013, there have been no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of De Joya would have caused them to make reference thereto in their report on the financial statements. Through the interim period from March 31, 2014, to March 16, 2015, there have been no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of De Joya would have caused them to make reference thereto in their report on the financial statements.

(v) We have authorized De Joya to respond fully to the inquiries of the successor accountant.

(vi) During the years ended March 31, 2014 and 2013, and the interim period through March 16, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(vii) We provided a copy of the foregoing disclosures to De Joya prior to the date of the filing of this report and requested that De Joya furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

Sadler, Gibb & Associates, LLC:

On March 12, 2014, we engaged Sadler Gibb & Associates, LLC (“Sadler”) of Salt Lake City, Utah, as our new independent registered public accounting firm. During the fiscal years ended March 31, 2014 and 2013, and prior to March 12, 2015 (the date of the new engagement), we had not consulted with Sadler regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Sadler concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii) Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

2

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2015, Brad Lever and Jay Cohen resigned as member of our Board of Directors. On March 12, 2015, Erik Mettala resigned as a member of our Board of Directors. On March 13, 2015, Curt Weldon and Thomas Nicholas Trkla resigned as members of our Board of Directors.

On March 16, 2015, Charles Brooks and Debbie King were appointed as members of our Board of Directors.

Charles Brooks currently serves as Vice President/Client Executive for the U.S. Department of Homeland Security at Xerox Corporation. Mr. Brooks has extensive experience in Senior Executive Management, Government Relations, Research & Development, and Marketing/Business Development and worked in those capacities for three large public corporations. He also received Presidential Appointments from two Presidents, George W. Bush and Ronald Reagan, to serve in executive roles in the federal government. Mr. Brooks served at the Department of Homeland Security as the first Director of Legislative Affairs for the Science & Technology Directorate. Earlier in his career he served as Special Assistant to the Director of Voice of America. He also spent six years on Capitol Hill as a Senior Advisor to the late Senator Arlen Specter where he covered foreign affairs, business, and technology issues. In academia, Mr. Brooks was an Adjunct Faculty Member at Johns Hopkins University where he taught graduate level students about homeland security and Congress.

Mr. Brooks has an MA in International Relations from the University of Chicago, a BA in Political Science from DePaul University, and a Certificate in International Law from The Hague Academy of International Law. He is a featured speaker at conferences and is widely published on the subjects of cybersecurity, homeland security, innovation, public/private partnerships, and emerging technologies. Those publications include: Huffington Post, Forbes, Government Security News, The Hill, Federal Times, Government Executive, MIT Sloan Blog, Homeland Security Today, BiometricUpdate, NextGov, and Cygnus Media.

Ms. King possesses over 25 years of entrepreneurial leadership experience and has served as a business and financial advisor to a number of firms in her career. She currently serves as the Business Manager to a privately held firm in Dallas, Texas, and brought a unique set of skills to her position including financial, operations, and business management. Ms. King has assisted a number of firms in business start-up, acquisition, expansion, and reorganization. She possesses a diverse skill set that allows a broad perspective of business financial and operations management. Ms. King’s background as an accountant has allowed her to serve numerous firms in various industries in optimizing profit outputs and streamlining business practices. She is a strong-minded and focused individual that utilizes her education and experience to assist in analyzing, identifying and implementing operational changes to increase efficiency and profits. Ms. King possesses a broad knowledge in financial, legal and business tax applications.

Neither Mr. Brooks nor Ms. King serve on the Board of Directors of any other public companies. The terms of Mr. Brooks and Ms. King’s appointments to our Board of Directors have not yet been finalized.

ITEM 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from De Joya Griffith, LLC, dated March 17, 2015, regarding the change in certifying accountant (filed herewith)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: March 17, 2015	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

4